Prospectus Supplement

January 5, 2009

Morgan Stanley Institutional Fund, Inc.

Supplement dated January 5, 2009 to the Prospectus dated May 1, 2008 of:

Large Cap Relative Value Portfolio

The section of the Prospectus entitled "Fund Management—Portfolio Management—Large Cap Relative Value Portfolio" is hereby deleted and replaced with the following:

The Portfolio's assets are managed by members of the Equity Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Thomas B. Bastian and Mary Jayne Maly, each a Managing Director of the Adviser, and James O. Roeder, Mark J. Laskin and Sergio Marcheli, each an Executive Director of the Adviser.

Mr. Bastian has been associated with the Adviser in an investment management capacity since 2003 and began managing the Portfolio in August 2003. Ms. Maly has been associated with the Adviser in an investment management capacity since 1992 and began managing the Portfolio in July 2008. Mr. Roeder has been associated with the Adviser in an investment management capacity since 1999 and began managing the Portfolio in August 2003. Mr. Laskin has been associated with the Adviser in an investment management capacity since 2000 and began managing the Portfolio in January 2007. Mr. Marcheli has been associated with the Adviser in an investment management capacity since 2002 and began managing the Portfolio in August 2003.

Mr. Bastian is the lead portfolio manager of the Portfolio. Messrs. Roeder, Laskin and Ms. Maly assist Mr. Bastian in the management of the Portfolio. Mr. Marcheli manages the cash position in the Portfolio, submits trades and aids in providing research. Mr. Bastian is responsible for the execution of the overall strategy of the Portfolio.

Please retain this supplement for future reference.

MSIEQUSPT3

Statement of Additional Information Supplement

January 5, 2009

Morgan Stanley Institutional Fund, Inc.

Supplement dated January 5, 2009 to the Statement of Additional Information dated May 1, 2008:

With respect to the Large Cap Relative Value Portfolio, the section of the Statement of Additional Information entitled "Management of the Fund—Investment Advisory and Other Services—Portfolio Managers—Portfolio Manager Compensation Structure—Large Cap Relative Value Portfolio" is hereby deleted and replaced with the following:

Other Accounts Managed by the Portfolio Managers. As of December 31, 2007, Thomas B. Bastian managed 19 registered investment companies with a total of approximately $38.1 billion in assets; no pooled investment vehicles other than registered investment companies; and three other accounts (including accounts managed under certain "wrap fee programs") with a total of approximately $677.3 million in assets. James O. Roeder managed 19 registered investment companies with a total of approximately $38.1 billion in assets; no pooled investment vehicles other than registered investment companies; and three other accounts (including accounts managed under certain "wrap fee programs") with a total of approximately $677.3 million in assets. Mark J. Laskin managed 19 registered investment companies with a total of approximately $38.1 billion in assets; no pooled investment vehicles other than registered investment companies; and three other accounts (including accounts managed under certain "wrap fee programs") with a total of approximately $677.3 million in assets. Sergio Marcheli managed 19 registered investment companies with a total of approximately $38.1 billion in assets; no pooled investment vehicles other than registered investment companies; and three other accounts (including accounts managed under certain "wrap fee programs") with a total of approximately $677.3 million in assets. As of October 31, 2008. Mary Jayne Maly managed 13 registered investment companies with a total of approximately $22.7 billion in assets; no pooled investment vehicles other than registered investment companies; and 11 other accounts with a total of approximately $2.3 billion in assets.

Securities Ownership of Portfolio Managers. As of December 31, 2007, the dollar range of securities beneficially owned by each of James O. Roeder, Thomas B. Bastian, Sergio Marcheli and Mark J. Laskin in the Portfolio was $500,001-$1 million(1), $100,001-$500,000(1), $1-$10,000(1) and $10,001-$50,000, respectively. As of October 31, 2008, Mary Jayne Maly did not own any securities in the Portfolio.

(1)  The portfolio manager also has made investments in one or more other registered investment companies managed by the same portfolio management team pursuant to a similar strategy.

Please retain this supplement for future reference.